UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

Pioneer Natural Resources Company
(Name of Registrant as Specified in its Charter)
_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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2)	Aggregate number of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)	Proposed maximum aggregate value of transaction:
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5)	Total fee paid:

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☐    Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

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PIONEER NATURAL
PIONEER NATURAL	RESOURCES COMPANY
RESOURCES COMPANY	5205 North O’Connor Boulevard
c/o Continental Proxy Services - 8th Floor	Suite 200 Irving, Texas 75039
17 Battery Place, New York NY 10004-1123

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
TO BE HELD ON
May 18, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF PIONEER NATURAL RESOURCES COMPANY TO BE HELD ON THURSDAY, MAY 18, 2017
To the Stockholders of Pioneer Natural Resources Company:
The Annual Meeting of Stockholders of Pioneer Natural Resources Company (the “Company”) will be held at 5205 North O’Connor Boulevard,
Suite 250, Irving, Texas 75039, on Thursday, May 18, 2017, at 9:00 a.m., Central Time. The Annual Meeting is being held for the following purposes:

1.	To elect thirteen directors, each for a term to expire at the 2018 Annual Meeting of Stockholders.

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2017.

3.	To approve on an advisory basis named executive officer compensation.

4.	To approve on an advisory basis the frequency of future advisory votes on executive compensation.

5.	To consider a stockholder proposal relating to a sustainability report.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ITEMS 1, 2 AND 3; FOR EVERY YEAR AS TO ITEM 4; AND AGAINST ITEM 5.
This Notice also constitutes notice of the 2017 Annual Meeting of Stockholders of the Company. The Board of Directors has fixed the close of business on March 23, 2017, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.
This Notice is being mailed to stockholders on or about April 6, 2017. Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions to attend the Annual Meeting can be found at www.cstproxy.com/pioneer/2017.
You may vote your proxy when you view the materials on the Internet.
You will be asked to follow the prompts to vote your shares.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you
The Proxy Materials are available for review at:	access the above website. Follow the
www.cstproxy.com/pioneer/2017	prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

PIONEER NATURAL RESOURCES COMPANY
5205 North O’Connor Boulevard Suite 200
Irving, Texas 75039

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR PIONEER NATURAL RESOURCES COMPANY’S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 18, 2017

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A complete set of proxy materials, which includes Notice of Meeting, Proxy Statement, Annual Report and Proxy Card, is available to you on the Internet.
The Company’s Proxy Statement, Annual Report and other proxy materials are available at: www.cstproxy.com/pioneer/2017
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2017 to facilitate timely delivery.

You can request a copy of the proxy materials for all meetings and for the particular meeting to which this notice relates in one of three ways:

1.	By calling toll-free 1-888-221-0690

2.	By sending an email to proxy@continentalstock.com (Please type Pioneer and your account number in the subject line.)

3.	By logging onto www.cstproxy.com/pioneer/2017

Make sure to have this notice available when you:

•	Request a paper copy or email copy of the proxy materials

•	Want to view your proxy materials on the Internet

•	Want to vote your proxy on the Internet

You must reference your company ID, proxy number and account number located on the reverse side.